UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2010

Great Lakes Dredge & Dock Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 10, 2010, Great Lakes Dredge & Dock Corporation (“Company”) and the other loan parties named therein, the financial institutions from time to time party thereto, and Bank of America, N.A., as successor by merger to LaSalle Bank National Association, as Swing Line Lender, Sole Lead Arranger, Issuing Lender and Administrative Agent entered into Amendment No. 2 (“Amendment No. 2”) to the Credit Agreement dated as of June 12, 2007 (“Credit Agreement”). Amendment No. 2 was entered into to remove Lehman Commercial Paper Inc. as a lender under the Credit Agreement, and to reduce the revolving credit amount under the Credit Agreement from $155,000,000.00 to $145,000,000.00. A copy of Amendment No. 2 is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 5, 2010, the Board of Directors (the “Board”) of the Company approved the amendment of Article IV, Section 1 of the Company’s Second Amended and Restated Bylaws (the “Bylaws”) to remove the position of Chief Operating Officer, and removed and reserved Article IV, Section 8 regarding the position of Chief Operating Officer. The amendments to the Bylaws are effective immediately.

The foregoing description of the amendment to the Company’s Bylaws is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, as conformed to reflect the May 5, 2010 amendments, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2010 Annual Meeting of Shareholders on May 5, 2010. In connection with the meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. Matters voted upon were (1) the election of one director and (2) the ratification of the Board of Directors’ selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2010. A total of 52,273,422 votes were cast. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each matter are set out below:

a) In an uncontested election, one nominee of the Board of Directors was elected for a three-year term expiring on the date of the annual meeting in 2013. The votes were as follows:

Nominee:

Jonathan W. Berger

Number of Votes
For	42,868,498
Withheld	989,318
Broker non-votes	8,415,606

The terms of Bruce J. Biemeck, Peter Deutsch, Nathan Leight, Douglas B Mackie, Thomas S. Souleles and Jason Weiss continued after the meeting.

b) The ratification of the Board of Director’s selection of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2010 was approved with the following vote:

Number of Votes
For	49,667,608
Against	2,600,814
Abstain	5,000
Broker non-votes	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

3.1	Second Amended and Restated Bylaws, as amended.

10.1	Amendment No. 2 to Credit Agreement, dated as of May 10, 2010, among Great Lakes Dredge & Dock Corporation, the other loan parties from time to time party thereto, the financial institutions from time to time party thereto and Bank of America, N.A., as successor by merger to LaSalle Bank National Association, as Swing Line Lender, Sole Lead Arranger, Issuing Lender and Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION (registrant)

Date: May 11, 2010	By:	/S/ DEBORAH A. WENSEL
	Name:	Deborah A. Wensel
	Title:	Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Second Amended and Restated Bylaws, as amended.

10.1	Amendment No. 2 to Credit Agreement, dated as of May 10, 2010, among Great Lakes Dredge & Dock Corporation, the other loan parties from time to time party thereto, the financial institutions from time to time party thereto and Bank of America, N.A., as successor by merger to LaSalle Bank National Association, as Swing Line Lender, Sole Lead Arranger, Issuing Lender and Administrative Agent.